UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

Panacea Life Sciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16194 West 45th Drive

Golden, Colorado 80403

(Address of principal executive offices, including zip code)

(800) 985-0515

(Registrant’s telephone number, including area code)

5910 South University Blvd.

Greenwood Village, Colorado 80121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 3, 2023 Panacea Life Sciences Holdings, Inc. (“Panacea” or the “Company”) entered into an asset purchase agreement (the “APA”) with Lizard Juice, LLC, a Delaware limited liability company (“Lizard Juice”), Gary Wilder, an individual resident of Florida (“Wilder”), New Age Distribution, LLC, a Florida limited liability company (“New Age Distribution”), and N7 Enterprises, Inc., a Florida corporation and the parent company of Lizard Juice and New Age Distribution (“N7 Enterprises” and together with Lizard Juice, Wilder and New Age Distribution, the “Seller”), pursuant to which, subject to the satisfaction of certain closing conditions, the Company will acquire certain of the assets of Seller for 84,548 shares of a newly authorized class of convertible preferred stock of the Company (the “Series E Preferred”), including eight Kava Nitro stores in the Tampa, Florida area, including inventory, equipment and recipes, distribution facilities and a warehouse. The purchase price is subject to decrease in the event that closing monthly revenue is less than $175,000 per month.

Upon closing and filing with the Secretary of State of the State of Nevada at closing, the Series E Preferred stock will have a par value $0.0001 per share and be convertible into the common stock, par value $0.0001 per share of the Company (the “Common Stock”) after 180 days following issuance and rank: (a) senior with respect to dividend rights and rights of liquidation with the Common Stock; (b) junior with respect to dividends and right of liquidation with respect to the Company’s existing outstanding preferred stock; and (c) junior with respect to dividends and right of liquidation to all existing indebtedness of the Company. Each share of Series E Preferred will be convertible into 100 shares of Common Stock, plus all accrued and unpaid dividends. The stated value of each Series E Preferred share is $1.00 per share. Upon liquidation, dissolution or winding up of the Company, shall be entitled to be paid out of the assets available after payment of all senior claims, an amount equal to the stated value plus accrued but unpaid dividends, if any. Each will be subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events. The Company is prohibited from effecting a conversion of the Series E Preferred to the extent that, as a result of such conversion, the holder would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series E Preferred (the “Beneficial Ownership Limitation”). Holders of Series E Preferred have no right to vote any matter, including the election of directors.

Closing of the APA is subject to certain conditions, including delivery of audited financial statements of the business. Within forty-five (45) days following the execution of the APA, Seller shall prepare and deliver to the Company financial statements prepared in accordance with GAAP by a PCAOB accounting firm in such form and for such periods as is required to be filed in a Current Report on Form 8-K for a period of two (2) fiscal years prior to closing as well as unaudited reviewed quarterly financial information as is required to be filed in a Current Report on form 8-K. For a period of two (2) years following Closing, neither the Seller nor any affiliates shall engage in a business competing with the business of the Company, or solicit any customers or suppliers to the Company, in the states of Florida or Colorado.

The Seller has agreed to certain restrictions on the disposition of the Share Consideration during for a period of two (2) years following closing date (the “Lock-Up Agreement”). Under the Lock-Up Agreement Seller shall be permitted to sell an aggregate of up to the greater of one (1%) percent no more of the average daily volume during the prior ten (10) trading days, as reported prior to the twenty-four (24) month anniversary of the closing, or in privately negotiated transactions (provided the purchaser enters into a joinder agreement and agrees to be subject to the same restrictions on such shares applicable to Seller).

The closing of the transaction is subject to customary closing conditions and is expected to close on or before August 31, 2023.

The Company deems this to be a material acquisition and will, in compliance with Regulation S-X (17 CFR 210.8-05), file audited and pro forma financial statements within 71 calendar days of the date of this Current Report on Form 8-K.

The foregoing descriptions of the terms of the Agreement and Certificate of Designation of Series E Preferred are qualified in their entirety by reference to the full text of the APA and Form of Series E Preferred Certificate of Designation filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Following closing of the Transaction, we will continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure

On July 7, 2023 the Company issued a press release titled “Panacea Life Sciences Holdings, Inc. Adopts Diversification Plan: Vegan, Organic, Nutraceuticals and Investigative Research Plans for Psylocibin and other Psychedelics”. A copy of the press release is included herewith as Exhibit 99.1.

On July 10, 2023 the Company issued a press release titled “Panacea Life Sciences Holdings, Inc. Enters Into Agreement to Natural Health and Wellness Chain of Retail Locations in Tampa, Florida”. A copy of the press release is included herewith as Exhibit 99.2.

On July 10, 2023 the Company presented a presentation titled “June, 2023 Investor Presentation”. A copy of the presentation is included herewith as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Asset Purchase Agreement dated as of July 3, 2023
10.2	Form of Certificate of Designation under Asset Purchase Agreement for Series E Convertible Preferred Stock
99.1	Press Release dated July 7, 2023
99.2	Press Release dated July 10, 2023
99.3	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

	By:	/s/ Leslie Buttorff
Date: July 10, 2023	Name:	Leslie Buttorff
	Title:	Chief Executive Officer